First Quarter 2025 Supplemental Information APRIL 23, 2025

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of April 23, 2025. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2025 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$6.1 B
Loan Portfolio

100%
Senior Loans

61%
Multifamily & Industrial

$121 M
Average Loan Size[1]

100%
QTD Interest Collected

Senior loans secured primarily by ***transitional, institutional multifamily and industrial properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$8.3 B
Financing Capacity

78%
Fully Non-Mark-to-Market[2]

$720 M
Current Liquidity[3]

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

15%
KKR Ownership in KREF

$638 B
Global AUM[4]

~$80 B
Real Estate AUM[4][5]

130+
Real Estate Professionals[4]

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded commitment
(2) Based on outstanding principal amount of secured financing. The remaining is subject to credit marks only
(3) Includes $106 million of cash, $570 million of undrawn corporate revolver capacity and $44 million of available borrowings based on existing collateral
(4) As of December 31, 2024
(5) Figures represent AUM across all KKR real estate transactions

KREF

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4 • 1Q 2025 Net loss(1) of ($0.15) per diluted share (includes a CECL provision of $25 million, or ($0.36) per diluted share) • 1Q 2025 Distributable Earnings(2) of $0.25 per diluted share • Book Value per Share (“BVPS”) of $14.44 per share (includes a CECL allowance of $144 million, or ($2.12) per share as of March 31, 2025, representing 236 basis points of loan principal balance) First Quarter 2025 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts. Excludes loans on nonaccrual status • Originated and funded $376 million and $374 million, respectively, relating to four floating-rate loans • $6.1 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 7.6% • Multifamily and industrial assets represent 61% of loan portfolio • Received $184 million in loan repayments • Funded $32 million for existing loans • Collected 100% of interest payments • Weighted average risk rating of 3.1 • Monitoring five watch list loans, including one office asset Financials Portfolio Liquidity & Capitalization • $720 million of available liquidity, including $106 million of cash and $570 million of undrawn capacity on the corporate revolver • Refinanced existing Term Loan B of $340 million with a new $550 million Term Loan B due March 2032; the new loan bears interest at S+3.25% • Increased the borrowing capacity of the corporate revolving credit facility by $50 million to $660 million and extended the maturity date through 2030 • Entered into a new $300 million term lending agreement, which provides match-term financing on a non-mark-to- market basis • Diversified financing sources totaling $8.3 billion with $3.1 billion of undrawn capacity • 78% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No final facility maturities until 2026 and no corporate debt due until 2030 • Repurchased 0.9 million shares at an average price per share of $11.03 for a total of $10 million

5 1Q'25 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and an equity method investment (3) Book value per share includes CECL allowance of $144 million or ($2.12) per share and accumulated depreciation of $3 million or ($0.05) per share (4) Amount excludes 206,112 Deferred stock units Income Statement ($ in Millions) 1Q'25 Net interest income $31.3 Other income 3.9 Provision for credit losses (24.9) Operating expenses (16.1) Preferred stock dividends (5.3) Other 0.5 Net Loss Attributable to Common Stockholders ($10.6) Net Loss per Share, Diluted ($0.15) Distributable Earnings(1) $17.0 Distributable Earnings per Share, Diluted(1) $0.25 Dividend per Share $0.25 Diluted Weighted Average Shares Outstanding 68,765,877 Balance Sheet ($ in Millions) 1Q'25 Commercial real estate loans, net $5,966.7 Real estate assets(2) 401.9 Cash 106.4 Other 79.6 Total Assets $6,554.5 Secured financing agreements, net $3,024.2 Collateralized loan obligations, net 1,581.0 Secured term loan, net 535.9 Other 49.9 Total Liabilities $5,191.0 Total Equity $1,363.6 Common Shareholders' Equity $982.1 Book Value per Share(3) $14.44 Common Shares Outstanding(4) 67,824,496

6 ($0.13) $0.21 ($0.15) $0.39 ($0.21) $0.25 Net Income (Loss) per Diluted Share Distributable Earnings (Loss) per Diluted Share 1Q'24 4Q'24 1Q'25 Recent Operating Performance Note: Net income (loss) attributable to common stockholders; See Appendix for definition of Distributable Earnings and reconciliation to financial results prepared in accordance with GAAP (1) 4Q'24 Distributable earnings before realized losses on loan write-offs was $21 million, or $0.31 per share Net Income and Distributable Earnings Dividends and Book Value Per Share ($ in Millions) 1Q'24 4Q'24 1Q'25 Net income (loss): ($8.7) $14.6 ($10.6) Distributable earnings (loss): $26.7 ($14.7) $17.0 1Q'24 4Q'24 1Q'25 Dividend per share: $0.25 $0.25 $0.25 Dividend yield on book value per share: 6.6% 6.8% 6.9% $15.18 $14.76 $14.44 Book Value per Share 1Q'24 4Q'24 1Q'25 Dividend declared per share (1) $0.25

1Q'25 Loan Originations – Case Studies

Investment	National Multifamily	Phoenix Multifamily	Nashville Hospitality	Delray Beach Multifamily
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Loan Size	$149 million[1]	$79 million	$76 million	$73 million
Location	Various	Phoenix, AZ	Nashville, TN	Delray Beach, FL
Collateral	4 Asset, 957-Unit Class A Multifamily Portfolio	253-Unit Class A Multifamily Rental Property	230-Key Select-Service Hotel	284-Unit Class A Multifamily Rental Property
Loan Purpose	Acquisition	Acquisition	Acquisition	Acquisition
LTV[2]	71%	69%	64%	71%
Investment Date	January 2025	March 2025	January 2025	March 2025
Asset Photos				

(1) The total whole loan is $248 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 60% of the loan
(2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated

KREF
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8 Class-A 74% Class-B 26% KREF Loan Portfolio by the Numbers (1) Includes loans, real estate owned and equity method investments (2) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (3) “Other” property types include: 2% Self-Storage, 2% Student Housing and <1% Mixed Use (4) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography Investment Type Property Type Interest Rate TypeTotal Portfolio(1) 4% 8% 10% 13% 18% 14% Other <4%: 15% ($ in Millions) 100% Office(4)5% Washington, D.C. $6,792 $7,916 $7,752 $6,272 $6,495 4Q'21 4Q'22 4Q'23 4Q'24 1Q'25 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 90% Class-B 10% Multifamily 48% Office 18% Industrial 13% Life Science 12% Hospitality 4% Other 5% (2) (3) 5% 4% 4%

9 0% 0% 92% 3% 5% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.1 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV excludes risk-rated 5 loans. (2) Weighted average is weighted by current principal amount Collected 100% of interest payments due on the loan portfolio in 1Q'25 Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 65% Loan Count 1Q '2 5 Weighted Average LTV(2): 65% Weighted Average Risk Rating(2): 3.1 4Q '2 4 22% 25% 26% 23% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 22% 27% 24% 23% 4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 0 2 247 0 2 2 347Loan Count 0% 5% 85% 4% 6% 1 2 3 4 5

KREF Life Science Loan Portfolio Overview

100% of KREF's loan exposure is located in the top two Life Science markets

Location	MSA	Investment Date	Loan Purpose	Development Status	Year Built or Renovated	Asset Quality	Committed Principal	Outstanding Principal	Net Equity	Loan per SF[1]	Max Term (Years)[2]
Boston, MA	Boston	Apr-21	Acquisition	Complete	2022	Class A/B	$166.2	$163.2	$40.1	$678	1.1
Risk-Rated 4: Total / Weighted Average							$166.2	$163.2	$40.1		1.1
Boston, MA	Boston	Aug-22	Construction	Complete	2024	Class A	312.5	229.6	33.4	747	2.4
Redwood City, CA	San Francisco	Sep-22	Construction	In Process	2025	Class A	145.2	73.1	14.1	885	2.5
Cambridge, MA	Boston	Dec-21	Construction	Complete	2023	Class A	115.7	97.0	24.4	1,072	1.8
Brisbane, CA	San Francisco	Jul-21	Refinance	N/A	2020	Class A	92.8	85.3	24.2	737	3.4
San Carlos, CA	San Francisco	Feb-22	Recapitalization	Complete	2023	Class A	89.1	57.0	18.5	389	2.6
Risk-Rated 3: Total / Weighted Average							$755.3	$542.0	$114.6		2.5
Grand Total / Weighted Average							$921.5	$705.2	$154.7		2.2

Development Status[3]


N/A
10%
In
Process
16%
Completed
74%

Metropolitan Statistical Area[3]


San Francisco
35%
Boston
65%

Life Science Assets


Brisbane, CA
Cambridge, MA
Boston, MA
San Carlos, CA
Redwood City, CA
Boston, MA

Note: Amounts shown in millions, except for Loan per SF

(1) Loan Per SF based on current principal amount divided by current SF. For Construction loans, Loan per SF based on total commitment amount of the loan divided by the proposed SF

(2) Max remaining term (years) assumes all extension options are exercised, if applicable

(3) Based on committed principal

KREF

10

Watch List Migrations Quarter-over-Quarter

In 1Q'25, KREF had two risk rating downgrades, including one new addition to the watch list

4Q'24 Watch List	Intra-Quarter Activity	1Q'25 Watch List
Total Principal: $306 million	Risk Rating: 5	*Total Principal: $392 million*
Minneapolis Office		Minneapolis Office
West Hollywood Multifamily		West Hollywood Multifamily
		Raleigh Multifamily
Total Principal: $194 million	Risk Rating: 4	*Total Principal: $274 million*
San Diego Multifamily		San Diego Multifamily
Raleigh Multifamily	*downgraded from risk-rated 3 to risk-rated 4*	Boston Life Science

KREF

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12 Case Studies: Watch List Loans Investment Minneapolis Office West Hollywood Multifamily Raleigh Multifamily Loan Type Floating-Rate Senior Loan(1) Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date November 2017 January 2022 April 2022 Collateral Two Class-A Office Buildings totaling 1.1mm SF 37-unit Class-A Multifamily 320-unit Class-B Multifamily Loan Purpose Refinance Refinance Acquisition Location Minneapolis, MN West Hollywood, CA Raleigh, NC Committed Amount $199 million(1) $112 million $92 million Current Principal Amount $194 million(1) $112 million $85 million Loan Basis(2) $182 / SF $3.0m / unit $266k / unit Coupon + 2.3%(1) + 3.1% + 3.2% Max Remaining Term (Yrs.) 0.3 1.9 2.1 Loan Risk Rating 5 5 5 (1) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of March 31, 2025, at a fixed PIK interest rate of 4.5% (2) Loan basis reflects outstanding current principal amount before any CECL adjustments

13 Case Studies: Watch List Loans cont. Investment Boston Life Science San Diego Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date April 2021 October 2021 Collateral Two Buildings totaling 482k SF 231-unit Class-A Multifamily Loan Purpose Refinance Refinance Location Boston, MA San Diego, CA Committed Amount $166 million(1) $115 million Current Principal Amount $163 million $110 million Loan Basis(2) $678 / SF $478k / unit Coupon + 3.7% + 3.4% Max Remaining Term (Yrs.) 1.1 1.6 Loan Risk Rating 4 4 (1) The total whole loan is $332 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan (2) Loan basis reflects outstanding current principal amount before any CECL adjustments

Overview of Real Estate Assets

Proforma equity[1] of approximately $389 million ($5.71 per share) was held in our Real Estate Assets

Real Estate Owned

Location	Property Type	Acquisition Date	Square Footage/ Units	Investment Amount[2] ($ in millions)	Investment Amount per Square Foot/ Unit
Mountain View, CA	Class A Office Campus	June 2024	445,967	$121	$393 / SF
Portland, OR	Retail / Redevelopment	December 2021	n.a.[3]	89	n.a.
Seattle, WA[4]	Class A Life Science	June 2024	210,014	82	$522 / SF
Philadelphia, PA	Office / Garage	December 2023	401,556	45	$112 / SF
Total REO at 1Q'25				**$337**	
West Hollywood, CA[5]	Luxury Multifamily	April 2025	37 units	92	$2.5M / unit
Total REO Proforma				**$430**	

Property Type



Life Science
19%
Office /
Garage
39%
Retail /
Redevelopment
21%
Multifamily
22%

Location



PA
11%
WA
19%
CA
50%
OR
21%

Note: Figures as of March 31, 2025. Property type and location breakouts based on total proforma investment amount
(1) Equity represents investment amount less current financing and noncontrolling interests
(2) Investment Amount represents the value of land, building, and related improvements, net of noncontrolling interests
(3) Estimated entitlement of 4+ million square feet
(4) Included in "Equity method investment, real estate asset" on the Condensed Consolidated Balance Sheets
(5) Assignment-in-lieu of foreclosure closed in April 2025

KREF

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Financing Overview: 78% Non-Mark-To-Market

Diversified financing sources totaling $8.3 billion with $3.1 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon(1)	Advance Rate	Non-MTM
Term Credit Facilities	$2,000	$1,140	+1.8%	67.3%	(2)
Term Lending Agreements	$1,512	$834	+1.6%	67.7%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Secured Term Loan	$550	$550	+3.3%	—	✓
Corporate Revolving Credit Facility	$660	$90	+2.0%	—	✓
Total Debt	**$5,222**	**$2,614**			
Collateralized Loan Obligations	$1,581	$1,581	+1.6%	81.6%	✓
Term Loan Facility	$1,000	$613	+2.0%	77.4%	✓
Asset Specific Financing	$491	$354	+2.9%	82.7%	✓
Total Leverage	**$8,294**	**$5,162**			

Leverage Ratios



1.9x
3.9x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing(5)



Term Credit Facilities 22%
Collateralized Loan Obligations 31%
Revolver 2%
Asset Specific 7%
Term Lending Agreements 16%
Secured Term Loan 11%
Term Loan Facility 12%
Non-Mark-to-Market 78%

(1) Weighted average coupon expressed as spread over Term SOFR
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) KREF stockholders' equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligations, less cash to (ii) KREF stockholder's equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing

KREF

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16 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $761 $270 $109 $1,140 Capacity $1,000 $600 $400 $2,000 Collateral: Loans / Principal Balance 10 Loans / $1,093 7 Loans / $398 4 Loans / $204 21 Loans / $1,695 Final Stated Maturity(1) September 2029 March 2026 December 2027 - Weighted Average Pricing(2) +1.6% +2.1% +2.4% +1.8% Weighted Average Advance 69.6% 67.9% 53.3% 67.3% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over Term SOFR (3) Based on principal balance of financing Property Type(3): Multifamily 50% Office 24% Life Science 18% Industrial 6% Mixed Use 1%

17 $106 $676 $106 $570 $44 $720 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 $800 Liquidity Overview (1) Unencumbered assets includes $210 million of real estate owned assets, $104 million of unencumbered senior loans and $36 million of investments in CMBS B-Pieces (2) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $350 million of total unencumbered assets(1) as of March 31, 2025 (4) (2)

18 Earnings Sensitivity to Change in SOFR 99% floating-rate loan portfolio indexed to Term SOFR Quarterly Net Interest Income Per Share Sensitivity to Change in Market Rates Term SOFR = 4.32% As of March 31, 2025 ($ Impact Per Share) Note: Based on portfolio as of March 31, 2025 Change in SOFR ($0.03) ($0.02) $0.00 $0.02 $0.03 -1.00% -0.50% 0.00% +0.50% +1.00% (0.05) (0.04) (0.03) (0.02) (0.01) 0.00 0.01 0.02 0.03 0.04 0.05

19 Appendix

1Q'25 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	381.0	381.0	376.8	87.0	+3.3%	1.5	$339,497 / unit	69%	3
2	Senior Loan	Boston, MA	Life Science	8/3/2022	312.5	312.5	229.6	33.4	+4.2%	2.4	$747 / SF	56%	3
3	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	224.5	56.1	+3.7%	2.0	$851 / SF	63%	3
4	Senior Loan	Various	Industrial	4/28/2022	504.5	252.3	252.3	62.4	+2.7%	2.1	$98 / SF	64%	3
5	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	217.2	47.7	+4.2%	1.4	$277 / SF	52%	3
6	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	220.0	220.0	220.0	40.3	+2.9%	0.9	$410,430 / unit	68%	3
7	Senior Loan	Minneapolis, MN	Office	11/13/2017	199.4	199.4	194.4	94.6	+2.3%	0.3	$182 / SF	n.a.	5
8	Senior Loan	Various	Industrial	6/15/2022	375.5	187.8	173.5	42.4	+2.9%	2.3	$135 / SF	50%	3
9	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	181.4	181.4	181.4	37.4	+4.3%	1.5	$199,513 / key	64%	3
10	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	176.6	68.1	+3.1%	2.7	$495 / SF	55%	3
11	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	171.3	30.5	+2.8%	1.8	$210,914 / unit	73%	2
12	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	163.2	40.1	+3.7%	1.1	$678 / SF	66%	4
13	Senior Loan	Various	Self-Storage	12/21/2022	311.6	155.8	145.6	33.2	+3.8%	2.8	$21,894 / unit	65%	3
14	Senior Loan	Various	Multifamily	1/31/2025	247.5	148.5	147.4	35.8	+3.0%	4.9	$256,664 / unit	71%	3
15	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.7	145.2	73.1	14.1	+4.5%	2.5	$885 / SF	53%	3
16	Senior Loan	Plano, TX	Office	2/6/2020	143.3	143.3	139.3	28.5	+3.9%	1.4	$192 / SF	64%	3
17	Senior Loan	Boston, MA	Multifamily	3/29/2019	137.0	137.0	137.0	28.6	+3.4%	0.1	$351,282 / unit	63%	3
18	Senior Loan	Various	Multifamily	5/31/2019	129.7	129.7	129.7	81.2	+4.0%	0.2	$186,388 / unit	61%	3
19	Senior Loan	Arlington, VA	Multifamily	1/20/2022	119.3	119.3	119.3	25.4	+2.9%	1.9	$397,644 / unit	65%	3
20	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	97.0	24.4	+4.0%	1.8	$1,072 / SF	51%	3
21	Senior Loan	San Diego, CA	Multifamily	10/20/2021	114.6	114.6	110.5	38.1	+3.4%	1.6	$478,244 / unit	71%	4
22	Senior Loan	Philadelphia, PA	Office	6/19/2018	114.3	114.3	114.3	24.4	+2.8%	1.9	$117 / SF	71%	3
23	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	20.8	+3.0%	1.2	$155,602 / unit	74%	2
24	Senior Loan[9]	West Hollywood, CA	Multifamily	1/26/2022	112.2	112.2	112.2	112.5	+3.1%	1.9	$3,032,432 / unit	n.a.	5
25	Senior Loan	Chicago, IL	Office	7/15/2019	105.0	105.0	90.5	38.3	+2.3%	3.4	$87 / SF	59%	3
26	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	101.1	101.1	101.1	18.4	+2.8%	1.8	$191,460 / unit	61%	3
27	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	99.9	15.0	+3.3%	2.9	$365 / SF	55%	3
28	Senior Loan	Cary, NC	Multifamily	11/21/2022	100.0	100.0	95.3	19.2	+3.4%	2.7	$244,275 / unit	63%	3
29	Senior Loan	Boston, MA	Industrial	6/28/2022	273.2	95.7	95.0	20.0	+3.0%	2.3	$195 / SF	52%	3
30	Senior Loan	Orlando, FL	Multifamily	12/14/2021	95.4	95.4	95.3	25.2	+3.1%	1.8	$251,381 / unit	74%	3
31	Senior Loan	Brisbane, CA	Life Science	7/22/2021	92.8	92.8	85.3	24.2	+3.4%	3.4	$737 / SF	71%	3
32	Senior Loan	Raleigh, NC	Multifamily	4/27/2022	91.7	91.7	85.2	45.2	+3.2%	2.1	$266,202 / unit	n.a.	5
33	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	70.4	19.4	+3.1%	1.9	$196,207 / unit	75%	3
34	Senior Loan	San Carlos, CA	Life Science	2/1/2022	139.7	89.1	57.0	18.5	+1.0%	2.6	$389 / SF	68%	3
35	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	17.6	+3.4%	0.9	$294 / SF	65%	3
36	Senior Loan	Miami, FL	Multifamily	10/14/2021	84.5	84.5	84.5	18.2	+2.9%	1.6	$287,415 / unit	76%	3
37	Senior Loan	Phoenix, AZ	Multifamily	3/26/2025	79.0	79.0	79.0	15.0	+2.3%	5.0	$312,332 / unit	69%	3
38	Senior Loan	Dallas, TX	Multifamily	12/23/2021	78.4	78.4	78.4	16.7	+2.9%	1.8	$241,164 / unit	67%	3
39	Senior Loan	Philadelphia, PA	Mixed Use	6/28/2024	77.7	77.7	24.4	8.8	+4.0%	4.3	$48 / SF	72%	3
40	Senior Loan	Nashville, TN	Hospitality	1/6/2025	75.8	75.8	75.0	14.3	+3.3%	4.8	$326,087 / key	64%	3
41	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	73.3	73.3	71.0	11.5	+3.1%	1.8	$192,864 / unit	74%	3
42	Senior Loan	Delray Beach, FL	Multifamily	3/26/2025	73.0	73.0	73.0	13.9	+2.3%	5.0	$257,042 / unit	71%	3
43	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	71.0	71.0	71.0	13.9	+2.8%	1.8	$287,449 / unit	74%	3
44	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	11.4	+2.8%	1.5	$290,496 / unit	78%	3
45	Senior Loan	Plano, TX	Multifamily	3/31/2022	63.3	63.3	63.3	23.5	+0.9%	2.4	$238,000 / unit	75%	3
46	Senior Loan	Dallas, TX	Multifamily	8/18/2021	63.1	63.1	63.1	12.5	+3.9%	1.4	$175,278 / unit	70%	3
47	Senior Loan	Durham, NC	Multifamily	12/15/2021	59.5	59.5	57.4	18.0	+2.8%	2.8	$166,413 / unit	67%	3
48	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	56.4	14.9	+2.7%	2.1	$164,950 / unit	79%	3
49	Senior Loan	Sharon, MA	Multifamily	12/1/2021	51.9	51.9	51.9	8.4	+2.9%	1.7	$270,443 / unit	70%	3
50	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	51.4	51.4	51.4	13.0	+3.0%	1.8	$170,197 / unit	67%	3

*See footnotes on subsequent page

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20

1Q'25 Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal / Investment Amount	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan / Investment Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans													
51	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.5	+2.7%	2.1	$117 / SF	74%	3
52	Senior Loan	Dallas, TX	Multifamily	4/1/2022	43.7	43.7	42.4	11.7	+2.9%	0.7	$119,144 / unit	73%	3
53	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	43.7	43.7	43.7	13.7	+0.9%	2.4	$136,478 / unit	74%	3
54	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	35.2	35.2	35.2	8.8	+3.4%	1.8	$167,381 / unit	68%	3
Total / Weighted Average					**$8,982.6**	**$6,541.1**	**$6,122.6**	**$1,627.6**	**+3.2%**	**2.0**		**65%**	**3.1**
Real Estate Assets													
1	Real Estate Owned	Mountain View, CA	Office	6/28/2024	n.a.	120.8	120.8	120.8	n.a.	n.a.	$393 / SF	n.a.	n.a.
2	Real Estate Owned	Portland, OR	Retail / Redevelopment	12/16/2021	n.a.	89.4	89.4	89.4	n.a.	n.a.	n.a.	n.a.	n.a.
3	Equity Method Investment[10]	Seattle, WA	Life Science	6/28/2024	n.a.	81.8	81.8	40.7	n.a.	n.a.	$522 / SF	n.a.	n.a.
4	Real Estate Owned	Philadelphia, PA	Office / Garage	12/22/2023	n.a.	45.1	45.1	45.1	n.a.	n.a.	$112 / SF	n.a.	n.a.
Total / Weighted Average						**$337.1**	**$337.1**	**$296.1**					
Other Investments													
1	CMBS B-Pieces[11]	Various	Various	2/13/2017	n.a.	40.0	35.7	35.7	+4.7%	4.2		58%	n.a.
Total / Weighted Average						**$40.0**	**$35.7**	**$35.7**	**4.7%**	**4.2**		**58%**	
Portfolio Total / Weighted Average						**$6,918.2**	**$6,495.5**	**$1,959.5**	**+7.5%**	**2.0**		**65%**	**3.1**

*See footnotes on subsequent page

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21

22 1Q'25 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets and other investments. Excludes loans that were fully written off. For Senior Loan 7, the total whole loan is $199.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of March 31, 2025, at a fixed interest rate of 4.5%. The mezzanine note interest is payment-in-kind (“PIK Interest”), which is capitalized, compounded, and added to the outstanding principal balance of the respective loan. For Senior Loan 24, the total whole loan is $112.2 million, including (i) a fully funded senior mortgage loan of $102.0 million, at an interest rate of S+3.06%, (ii) a senior mezzanine note with $9.5 million funded as of March 31, 2025, at a fixed interest rate of 10.0% and (iii) a fully funded junior mezzanine note of $0.8 million, at a fixed interest rate of 10.0% with certain profit share provisions, as defined in the loan agreement. (2) Total Whole Loan represents the total commitment of the entire loan originated, including participations by KKR affiliated entities. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) Real Estate Owned ("REO"), net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments, net of borrowings. (4) Weighted average is weighted by the current principal amount for our senior and mezzanine loans and by the investment amount of CMBS B-Pieces. Weighted average LTV excludes risk-rated 5 loans and weighted average coupon excludes loans on nonaccrual status. (5) Coupon expressed as spread over Term SOFR. (6) Maximum remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 5, 15 and 20, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. For Senior Loans 2, 3, 5, 15 and 20, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. For senior loans where an appraisal has been obtained post origination, the LTV, presented as follows, is calculated based on the current principal amount divided by the as-is appraised value as of the new appraisal date: Senior Loan 16 (77%); Senior Loan 17 (64%); Senior Loan 19 (78%); Senior Loan 22 (64%); Senior Loan 25 (57%); Senior Loan 26 (75%); Senior Loan 30 (83%); Senior Loan 31 (70%); Senior Loan 34 (81%); Senior Loan 35 (63%); and Senior Loan 43 (81%). (9) Senior Loan 24 assignment-in-lieu of foreclosure closed in April 2025. (10) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision- making with the KKR affiliate under the TIC agreement. (11) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

23 1Q'25 Portfolio Activity (1) Future funding obligations are generally contingent upon certain events and may not result in investment by us Portfolio Funding Activity Future Funding Obligations(1) ($ in Millions) REO & Equity Method Investments Loan Portfolio Principal

24 Fully Extended Loan Maturities Note: Based on current principal amount. Excludes real estate owned and equity method investments Fully Extended Loan Maturities ($ in Millions) $504 $1,878 $2,864 $479 $24 $374 2025 2026 2027 2028 2029 2030 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Fully extended weighted average loan maturity of 2.0 years

25 KREF Debt Maturities Note: Does not include collateralized loan obligations (CLOs). Maturity year represents the earlier of (i) the maximum maturity of the underlying loans pledged as collateral or (ii) the maximum maturity of the respective financing agreements Upcoming Debt Maturities by Year ($ in Millions) $0 $0 $0 $0 $0 $90 $0 $550 $169 $857 $1,414 $210 $110 $182 Secured Financing on Loans Corporate Debt 2025 2026 2027 2028 2029 2030 2031 2032 $0 $250 $500 $750 $1,000 $1,250 $1,500 No final facility maturities until 2026 and no corporate debt due until 2030 The table below may represent estimated earlier repayments based on the maturity dates of underlying loan collateral $272

26 Consolidated Balance Sheets (in thousands - except share and per share data) March 31, 2025 December 31, 2024 Assets Cash and cash equivalents $ 106,411 $ 104,933 Commercial real estate loans, held-for-investment 6,108,987 5,888,622 Less: Allowance for credit losses (142,337) (117,103) Commercial real estate loans, held-for-investment, net 5,966,650 5,771,519 Real estate owned, held for investment, net 263,271 262,479 Real estate owned assets, held for sale 56,874 56,554 Equity method investment, real estate asset 81,759 81,708 Equity method investment, CMBS B-Pieces 35,740 35,598 Accrued interest receivable 27,967 28,754 Other assets 15,857 8,853 Total Assets $ 6,554,529 $ 6,350,398 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,024,168 $ 2,798,674 Collateralized loan obligations, net 1,581,004 1,766,104 Secured term loan, net 535,923 333,853 Dividends payable 16,956 17,178 Accrued interest payable 14,761 19,939 Real estate owned liabilities, held for sale 1,151 1,328 Due to affiliates 6,222 5,919 Other liabilities 10,789 8,524 Total Liabilities 5,190,974 4,951,519 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of March 31, 2025 and December 31, 2024); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (67,824,496 and 68,713,596 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively) 678 686 Additional paid-in capital 1,706,988 1,714,684 Accumulated deficit (397,977) (370,471) Total KKR Real Estate Finance Trust Inc. Stockholders' Equity 1,309,820 1,345,030 Noncontrolling interests in equity of consolidated joint ventures 53,735 53,849 Total Equity 1,363,555 1,398,879 Total Liabilities and Equity $ 6,554,529 $ 6,350,398

27 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 Net Interest Income Interest income $ 113,967 $ 123,610 $ 151,620 Interest expense 82,626 88,476 112,476 Total net interest income 31,341 35,134 39,144 Other Income Income (loss) from equity method investments (201) (101) 845 Other miscellaneous income 1,187 1,194 1,792 Revenue from real estate owned operations 2,889 3,564 4,978 Total other income 3,875 4,657 7,615 Operating Expenses Provision for credit losses, net 24,863 4,594 33,266 Management fees to affiliate 5,797 5,919 6,340 General and administrative 4,831 3,955 4,992 Expenses from real estate owned operations 5,474 5,722 5,549 Total operating expenses 40,965 20,190 50,147 Income (Loss) Before Income Taxes (5,749) 19,601 (3,388) Income tax expense — 45 41 Net Income (Loss) (5,749) 19,556 (3,429) Net income (loss) attributable to noncontrolling interests (888) (699) (321) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (4,861) 20,255 (3,108) Preferred stock dividends 5,326 5,326 5,326 Participating securities' shares in earnings 363 351 305 Net Income (Loss) Attributable to Common Stockholders $ (10,550) $ 14,578 $ (8,739) Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ (0.15) $ 0.21 $ (0.13) Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 68,765,877 69,342,983 69,386,568 Dividends Declared per Share of Common Stock $ 0.25 $ 0.25 $ 0.25

28 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) (1) Numbers presented may not foot due to rounding (in thousands - except share and per share data) Three Months Ended March 31, 2025 Per Diluted Share(1) December 31, 2024 Per Diluted Share(1) March 31, 2024 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ (10,550) $ (0.15) $ 14,578 $ 0.21 $ (8,739) $ (0.13) Adjustments Non-cash equity compensation expense 2,127 0.03 1,559 0.02 2,296 0.03 Depreciation and amortization 740 0.01 739 0.01 — — Unrealized (gains) or losses, net (131) — (244) — (102) — Provision for credit losses, net 24,863 0.36 4,594 0.07 33,266 0.48 Distributable Earnings before realized loss $ 17,049 $ 0.25 $ 21,226 $ 0.31 $ 26,721 $ 0.39 Realized loss on loan write-offs, net — — (35,902) (0.52) — — Distributable Earnings (Loss) $ 17,049 $ 0.25 $ (14,676) $ (0.21) $ 26,721 $ 0.39 Diluted weighted average common shares outstanding 68,765,877 69,342,983 69,386,568

29 Key Definitions “Distributable Earnings (Loss)": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.